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CUSIP NO.  M8233P102                  13G                      Page 1 of 2 Pages
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                                    EXHIBIT A

The undersigned hereby agree that the statement on Schedule 13G with respect to the Ordinary Shares of Saifun Semiconductors Ltd. dated as of April 4, 2007 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned, shall be filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


                                     Concord (K.T.) Investment Partners Ltd.

                                     By: /s/ Matty Karp
                                     ------------------
                                     Name: Matty Karp
                                     Title: Director


                                     By: /s/ Yair Safrai
                                     -------------------
                                     Name: Yair Safrai
                                     Title: Director


                                     KT Concord Venture Fund Israel LP

                                     By: Concord (K.T.) Investment Partners Ltd.
                                         its General Partner

                                     By: /s/ Matty Karp
                                     ------------------
                                     Name: Matty Karp
                                     Title: Director


                                     By: /s/ Yair Safrai
                                     -------------------
                                     Name: Yair Safrai
                                     Title: Director



                                     KT Concord Venture Fund (Cayman) LP

                                     By: Concord (K.T.) Investment Partners Ltd.
                                         its General Partner

                                     By: /s/ Matty Karp
                                     ------------------
                                     Name: Matty Karp
                                     Title: Director

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CUSIP NO.  M8233P102                  13G                      Page 2 of 2 Pages
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                                     By: /s/ Yair Safrai
                                     -------------------
                                     Name: Yair Safrai
                                     Title: Director

                                     Concord Venture I Annex -B LP

                                     By: Concord (K.T.) Investment Partners Ltd.
                                         its General Partner

                                     By: /s/ Matty Karp
                                     ------------------
                                     Name: Matty Karp
                                     Title: Director

                                     By: /s/ Yair Safrai
                                     -------------------
                                     Name: Yair Safrai
                                     Title: Director